Exhibit 99.2

Investor Presentation April 2022 Exhibit 99.2

2 Company Motto AGRICULTURAL REVOLUTION INDUSTRIAL REVOLUTION TECH REVOLUTION 4 BIOTECH REVOLUTION 2 more sustainable and efficient solutions We are a leading player in the biotech revolution, disrupting traditional industries with

03

What SuperBAC Does Differently (And Better!)

Conventional Crop Nutrition
Illustrative Example[1]


N
K
P
N
N
P
K
K
P
N

NPK[2]
Absorption

SuperBAC Crop Nutrition
Illustrative Example[1]


K
N
P
P
N
K
N
BAC
BAC
N
P
K
K
P
N

NPK + Biotech
Absorption

- Disruptive Technology
- Higher Productivity
- Improved Soil Conditions
- Less Environmental Impact

3

Note: (1) Not to scale. (2) NPK stands for Nitrogen, Phosphorus and Potassium.

4 Behind the Numbers, an Outstanding Team Luiz Chacon Filho CEO & Founder +26 Giuliano Pauli Innovation, R&D and Biotech Director +12 Wilson Silva CFO +30 Years of experience (1) 142 Employees 336 Employees 76 Employees Mozart Fogaça VP of Business and Marketing +30 17 Employees Marco Antonio Human Resources +30 ... Backed by a Highly Qualified R&D and Operational Teams 156 in Bio 267 in Agri Employees 70 PhDs, masters and researchers dedicated exclusively to the development of innovations Specialists (1) As of April 2022.

5 SuperBAC at a Glance Our +20 years Biodata is one of the largest bacteria library in Brazil, the most biologically diverse country in the world +1,850 Bioprospected bacterial strains +90,000 Mapped bacterial strains R$1.2 bn Net Revenues 2022E State - of - the - Art Biofactory inaugurated in 2021, with capacity to triple production 89% Revenue CAGR 20A - 22E +20 years of R&D and operations 3 mn Treated hectares +400 Licensed solutions

6 SuperBAC has Consolidated Itself as a Leading Biotech Company in Brazil 2019 – 2021 Industrial Scale x Scale - up validation x Technological and commercial viability x New biofactory inaugurated in 2021 with capacity to triple production volume 2021 707 2013 - 2018 Product Launch, Investment Round and Commercial Validation x 2017: Private Placement x Solutions development for different markets 2020 336 Net Revenue R$ mn Technology and IP Development 1995 - 2013 x 18 years of research, mapping, identifying and bioprospecting bacterial strains x Development of blends and product development 2022+ x Further expansion as a national leader in crop nutrition x Diversification to crop protection and other sectors (O&G, health and animal nutrition, sanitation, consumer goods) National Roll - Out and Diversification 2022E 1,201 State - of - the - Art Biofactory and R&D Complex in Brazil READY TO ROLL - OUT DISRUPTIVE SOLUTIONS Note: BRL 100 million investment at current prices. (1) 2021 numbers are not audited and, therefore, are subject to changes upon completion of audit. (1)

7 Investment Thesis 01 02 03 04 06 05 Transformational tailwinds for biologicals Ideal timing for investing ESG oriented , strong management team and sponsorship from Temasek and XP Disruptive and proprietary biotechnology, creating strong competitive advantages and barriers to entry Large addressable market across different industries Attractive valuation at a discount to main global biotech players

8 Research Protocols Proprietary Database of Bacterial Strains (1) , Creating Strong Competitive Advantage Source: Company. 02 SuperBAC has been mapping out soil biomes across Brazil to compose its Biodata (microbiome + soil characterization), a unique asset that enables crop and soil - specific blends customization to maximize performance Global soil biodiversity atlas (2) Biodata Numbers (3) 8 We have built the largest bacteria library in Brazil, the most biologically diverse country in the world Agronomic Results Bioprospecting Physico - Chemical Microbial x +1,850 strains x 5 years database x 3,843 physicochemical analysis x 2,016 microbiome x 882 demoplots x 306 field trials We have built the largest bacteria library in Brazil, the most biologically diverse country in the world (1) Note: Bacterial DNAs and strains are not patentable and are not proprietary. (2) Elaborated by the European Soil Data Cen tre . (3) Numbers as of January 2022.

9 IDENTIFICATION Characterization and construction of robust database 2 SuperBAC Technological Process 02 BIOPROSPECTION Isolation of microorganisms of interest 3 Robust Microbial Database and Library Tailor - Made Solutions for Client Needs Best - in - class Scale Up and Stabilization Technology MAPPING Analysis of microbiomes from different regions in brazil 1 BLEND CUSTOMIZATION Analysis of interactions with the environment 4 APPLICATION Technical validations and construction of the value proposition 5 GO TO MARKET B2B B2C 7 6 SCALABILITY • Manufacturing of microbial batches at an industrial scale • Blend stabilization (BACInside)

02

Deep Expertise from Identifying Clients' Needs and Bioprospection to Manufacturing

Unique database of mapped soil biome (Biodata)

✓ **+90,000** mapped strains (2021)

✓ **+1,850** bioprospected strains (2021)

Bioprospection through physicochemical and microbiome analysis

Lead Generation & Development to validate microbe function

Discovery

1 year

Deep know-how to develop effective formulations, from laboratory research to industrial scale production

✓ **64** products launched (2021)

✓ **15** patent applications (2021)

Scale Up using the right equipment and expertise

Formulation Lab – expertise in formulating stable and high-quality products

Field Testing in greenhouses and open field

Regulatory and IP specialists to expedite approvals

Scale Up & Development

1-2 years

State-of-the-Art Biofactory inaugurated in Nov 2021

Manufacturing

- ✓ Biofactory with **9 bioreactors, with +50,000L of total installed capacity**
- ✓ **3 independent production lines** enabling production of several different products

Manufacture

0.5-1 year

10

03

Scalable Biotech Platform for Multiple Industries, with Credible Roll-Out Strategy

	2022 --------- 2023 -------------------- 2025 ------------------→ Long Term	Industries Covered	Adj. EBITDA Margin 2025 (%) [1]	TAM [2] R$ bn
Current Wave	Expansion of our crop nutrition solutions	✓ Specialty/Biological Crop Nutrition	~20%	24
Wave 2	Expand into Crop Protection Solutions and Adjacent Industries	✓ Biological Crop Protection ✓ Sanitation ✓ Oil & Gas	~35% - 40%	9
Wave 3	New industries with disruptive value proposition	✓ Home Care ✓ Animal Nutrition ✓ Cosmetics	~35%	22

Total Addressable Market [3] **R$55 bn (US$11 bn)**

Source: McKinsey report "Investing in Biotech". (1) Adjusted EBITDA margin is calculated as (net revenue + cost of goods sold + sales, general and administrative expenses)/net revenue. (2) Total Addressable Market. (3) In Brazil. Assumes illustrative FX rate of 5.00BRL to 1USD.

11

12 Source: McKinsey report “Investing in Biotech”. Note: (1) Does not consider Biogas market. (2) Sanitation includes Biogas mar ket . (3) In Brazil. 03 Biotech Solutions Have Multiple Applications Across Different Sectors, Providing Exposure to a Large Addressable Market 55 24 6 1 2 6 4 11 Specialty/ Biological Crop Nutrition Biological Crop Protection Oil & Gas Sanitation Animal Nutrition Home Care Cosmetics Total Addressable Market R$ bn (2025E) Agribusiness Consumer Goods 12 (2) (1) (3)

03

How Our Crop Nutrition Products Works

Fertilizer Composition


NPK(1)
100%
SuperBAC biotechnology
50%
NPK(1)
50%
Conventional Fertilizer
SuperBAC Solution

SuperBAC biotechnology

Provide a healthy environment for microorganisms

More efficient absorption

Lower volume with better results

What We Provide

- ✓ **Higher crop yield**
- ✓ **NPK dose reduced** by ~50% per hectare
- ✓ **Soil treatment and regeneration**
- ✓ Greater **rooting capacity**
- ✓ **No changes in product usability**

What We Prevent

- ✗ **Excess minerals** due to low absorption efficiency
- ✗ **Soil salinization and acidification**
- ✗ **Negative effects on soil biodiversity,** adversely impacting on crop yield

Clients highlight the **usability of the product**, which allows them to use it **the same way as typical mineral fertilizers**

Source: McKinsey report "Investing in Biotech". (1) Nitrogen, phosphorus and potassium.

13

14 50% 50% Processed together in pellet format Our Solutions SuperBAC Commercial Models Fertilizer Final Product Mix BAC (2) + NPK BAC (2) Only x Farmers, distributors and cooperatives x Large Distributors and cooperatives x NPK (1) blenders x Large farmers Client Profile NPK (1) SuperBAC biotechnology Initial model SuperBAC delivers final product NPK (1) - equivalent product Focus on the technology BAC x • Blend with NPK sourced by the client • Partner/client responsible for blending 1 2 2 Focus on the technology BAC 1 1 1 x x x # Gross Margin (3) per product 14 03 25% - 28% We Intend to Operate Multiple Commercial Models, Depending on Client Profile 50% (1) Nitrogen, phosphorus and potassium. (2) BAC means bioactive compound. (3) Gross Margin is calculated as (net revenue + co st of goods sold)/net revenue. 2 x x x Model 1 Model 2 Model 3 2 30% - 35%

15 Shown Effectiveness, with Clear Client Recognition, Supporting the Case for Expanding Into New Segments 15 03 81% of tests showing higher productivity compared to competitors +3mn treated planted hectares 62% growth in volume sales in same clients per year in the last 2 years (1) 15 States (2) 30% increase in clients’ profitability +1.5 k POS Source: Company and McKinsey report “Investing in Biotech”. Notes: (1) Same clients are clients to which SuperBAC sold in the previous year. By client, we are considering each legal ent ity . (2) Includes Brazilian states of: PR, SP, MG, MT, MS, GO, RS, BA, PI, PA, SC, DF, TO, MA, and RO. 520 field tests

03

Wave 2: SuperBAC's Solutions are Already Surfing the Biological Crop Protection Wave

SUPERBAC
Nature-driven intelligence

Go-to-Market Strategy by 2023

SuperBAC crop protection solutions
- ✓ **Bioinsecticide** (Foliar)
- ✓ **Bionematicide** (ST / In-furrow)
- ✓ **Biofungicide** (Foliar / ST / In-furrow)

2023
Go-to-Market

2022-2023
Regulatory approval

2020-2022
Product Development

Before 2020
Bioprospection

SmartBAC Technology has been shown to be more efficient than most popular products currently available in the market[(1)]


% Caterpillars Mortality
85%
65%
89%
98%
94%
100%
78%
78%
97%
78%
84%
97%
Spodoptera
Chrysodeixis
Helicoverpa
Anticarsia
Mkt Standard A
Mkt Standard B
SmartBAC

SMARTBAC

Tests conducted with SmartBAC® – SuperBAC's bioinsecticide shows **greater product efficiency** and **effectiveness**

16

Source: Company, McKinsey report "Investing in Biotech", Kleffmann, HIS, Spark, Markets and Markets. Note: data for caterpillar mortality included for illustrative purposes. Other studies have shown similar results across a range of agricultural pests. (1) Conducted by Universidade Estadual Paulista – UNESP.

17 Wave 2: O&G 90% Average reduction in the concentration of oil Enabling our customers to reach the legally required thresholds and enabling safe discharge into the ocean Remediation of groundwater and contaminated water Treatment of oily industrial effluents Water and oil separator box’s treatment Clean - up and remediation of production water and oily sludges from the oil and gas extraction industry Independent Case Study – Slop Tank in FPSO (1) 03 SuperBAC is the Only Company in Brazil that Offers B2B O&G Solutions SuperBAC technology has been validated by CENPES and tests at the FPSO will begin in 2022 Total FPSO (1) Addressable Market in Brazil Number of FPSOs; R$ bn R$1.2 bn 60 15 45 Tota FPSO FPSO Constructed Prior to 2010 FPSO Slop Tanks 40% Total FPSO Source: GWI and McKinsey report “Investing in Biotech”. Note: CENPES ( Centro de Pesquisa, Desenvolvimento e Inovação Leopoldo Américo Miguez de Mello) is Petrobras’ R&D and innovation institute, and any contractors are required to obtain such CENPES certification. (1) FPSO stands for Floating Production Storage and Offloading. (2) Adjusted EBITDA margin is calculated as (net revenue + cost of goods sold + s ale s, general and administrative expenses)/net revenue. Adj. EBITDA Margin (2)

03

Wave 2: Sanitation/Biogas

SUPERBAC
Nature-driven intelligence

SuperBAC solutions are used to treat the Jerusalem Wastewater, and it has Shown Exceptional Improvement



Application in Jerusalem municipal sewage treatment ponds

40% Of **Biochemical Oxygen Demand reduction**[3]

7% Of **flow rate increase**[3]

Case Study – Laminated Wood Factory

Efficiency improvement in the stabilization pond

84% Of **Biochemical Oxygen Demand reduction** after 1 year


After 1 year
Beginning

Our Clients (direct and indirect):

BRK Ambiental · Águas de Votorantim · sabesp · Jerusalem Wastewater Treatment System

Projected Brazilian Waste Water Technology Treatment CAPEX and OPEX (1)

R$ bn

40% Adj. EBITDA Margin (2)


+7% p.a.
3.3
4.5
2020 Total Waste Water Treatment
2025 Estimated Total Water Treatment

(1) Source: GWI and McKinsey report "Investing in Biotech". (2) Adjusted EBITDA margin is calculated as (net revenue + cost of goods sold + sales, general and administrative expenses)/net revenue. (3) The results were observed 6 months after solution implementation.

18

03

Wave 3: Home Care, Animal Nutrition and Cosmetics

Main Solutions Already Available in the B2C Home Care Segment

BioCUBO



- Use for grease trap maintenance
- Control of bad odors and prevention of clogging

Already deployed in 80 restaurants

Odor Out


ODOR OUT
ELIMINADOR

- Stain and odor remover spray
- Odor eliminating additive for cat sand
- Drainage odor eliminator tablet

Already sold in the largest pet store chains (e.g. Petz and Cobasi) and online marketplaces (e.g. Amazon)

SuperGarden


SUPERGARDEN

The Company can also play in the B2B Market



- ✓ Differentiated strategy by developing efficient, environment-friendly biosolutions for B2B clients
- ✓ **Ability to develop tailor-made biosolutions**

B2B Channel Representing a Huge Opportunity, In Which SuperBAC Could Enjoy Higher Margins and Market Share

Animal Health



Cosmetics



19

20 Business Plan Overview 03 Net Revenue Evolution R$ mn Note: EBITDA represents net income (loss) before interest expense, provision for income taxes, depreciation and amortization. Adjus ted EBITDA consists of net income (loss) before interest expense, provision for income taxes, depreciation and amortization, balance sheet adjustments from pre vio us years, non - recurring items, and present value adjustments. See “Disclaimer – Statement Regarding Non - GAAP Financial Measures” on page 42. (1) 2021 numbers are n ot audited and, therefore, are subject to changes upon completion of audit. 73% 14% 13% Crop Nutrition Crop Protection Non-Agri Revenue Mix 2026E 58% 21% 21% Crop Nutrition Crop Protection Non-Agri Adjusted EBITDA Mix 2026E 2026E CAGR 20A - 26E: 45% Adjusted EBITDA Evolution R$ mn CAGR 20A - 26E: 82% (1) 17 56 151 204 270 438 621 5% 8% 13% 14% 15% 18% 20% 2020A 2021A 2022E 2023E 2024E 2025E 2026E Adjusted EBITDA Adjusted EBITDA Margin (1) 336 707 1,201 1,505 1,788 2,496 3,161 2020A 2021A 2022E 2023E 2024E 2025E 2026E

21 Potential Upsides Currently Not Considered in the Business Plan Projections 21 03 SuperBAC Solutions Target Client Status Sector Pulp & Paper Industry Patent submitted Pulp & Paper In vitro cellulose Global NPK Producer MoU Signed Agribusiness Mineral biocoat Global Food Company NDA Signed Food Texture, flavoring and higher shelf life Global Beauty Company Tests being conducted Cosmetics Biological solution for essence extraction Note: The Company’s business plan projections do not include the potential effects of non - binding agreements, ongoing negotiatio ns, and nascent partnerships with players in the industries indicated above. This information is qualitative only. Agriculture Industry Under tests Carbon Credits NPK consumption reduction

22 Year - to - Date Performance 03 Unit YTD 2022 Actual Backlog (1) FY 2022 Business Plan (2) Act . / BP Volume Sold kton 330 400 82% sold Average Price R$/ton 3,683 3,052 +21% higher Gross Revenues (3) R$ mn 1,215 1,221 99% sold COGS (4) R$ mn (864) (909) Margin (5) R$ mn 351 312 +12% higher Margin % 29% 27% +2 bps Note: YTD stands for Year - to - Date. FY stands for Full - Year. (1) YTD as of March 31, 2022. Unaudited interim financial information. Revenue and COGS YTD are estimates for 2022 not in acc ord ance with IFRS. These YTD estimates to date are based on volumes SuperBAC has agreed to sell to customers and on the contracted prices for those sales, they also include certain assumptions about SuperBAC’s future costs (for example, freight costs). Financial results will be recognized in SuperBAC’s financial statements according to SuperBAC’s IFRS accounting practices in due course. (2) Business plan established by SuperBac in January 2022; (3) Gross of sales taxes. (4) COGS including sales taxes. (5) Margin calculated as Gross Revenues subtracted by COGS, divided by Gross Revenues.

23 ESG Value - Oriented Strategy 04 Certifications Environment Social Governance x Environmental practices are intrinsic to the Company’s core business x Crop Nutrition: biofertilizers that regenerate the soil, rebalancing the biota, increasing crop yields and reducing the use of chemicals x Oil & Gas: Bioremediation and treatment of contaminated areas and oily waste x Wastewater Treatment : treatment of industrial and sanitary effluents x Audited financials x Experienced Board of Directors x Sponsorship from Temasek x Distribution of BioTab in Amelia Rodrigues (state of Bahia) x Sewage pre - treatment in a needy community, with no access to basic sanitation

04

Strong Support from Shareholders and Board Members with Deep Sector and Country Knowledge

Board of Directors



Luiz Chacon Filho
Chairman



José Antônio Fay
Board Member



Matheus Villares
Board Member



Mário Barbosa
Board Member



André Jafferian Neto
Board Member



Marcel Piccinno
Observer Member

Temasek

US$283bn in Portfolio as of March 2021

14% of total shareholders' return since 1974

✓ **1974** Incorporation of Temasek

✓ **13** Offices across 9 countries

Strong focus on Biotech investments

10% of Temasek portfolio allocated in the Life Sciences & Agri-Food segment

PIVOT BIO

Temasek **led Pivot Bio's Series D round**

XPAC



+40

Chu Kong
CEO and Chairman



+15

Guilherme Teixeira
CIO



+12

Fábio Kann
CFO

Years of Experience

24

25 Special Fertilizers Crop Protection Non - Ag Products Biofactory in Brazil Proprietary Microbiome Database Biological Mineral Biological Chemicals SuperBAC is Better Positioned Than Other Players Source: Companies’ filings. 05 25

26 Attractive Time to Invest (1) In its existing markets. 06 Critical timing in global chemical (defensives, fertilizers, synthetics) supply chain favors alternatives based on more efficient solutions Sponsorship from world - class investment firms Temasek and XP Attractive opportunity to maximize value to SuperBAC and potential investor returns Biofactory ready to support roll - out strategy with minimum expansion Capex SuperBAC solutions have already shown technological and commercial viability with high acceptance rates (1) Unique momentum for ESG disruptors

27 Comparable Public Companies Global Biotech Conventional AgInputs LatAm AgInputs 05 • Latam local players focused on crop protection and crop nutrition • Companies focused on biosolutions, mostly focused on non - ag segments (including food enzymes and health products) • Traditional global agricultural sciences companies focused on crop protection US$ 19 bn Market Cap in US$ Country US$ 10 bn US$ 18 bn US$ 44 bn US$ 515 mm US$ 371 mm Public peer forward projections reflect FactSet market data consensus estimates as of April 19, 2022 .

28 93.1% 5.3% 9.4% 8.5% 12.3% 28.9% 32.9% 8.8% 10.4% 30.9% Median 23E: 7.3% Median 23E: 30.9% Median 23E: 10.4% 8.8x 22.5x 21.8x 13.0x 12.6x 9.4x 6.6x 22.1x 12.8x 8.0x Median 23E: 22.1x Median 23E: 8.0x Median 23E: 12.8x Compelling Valuation Relative to Peers Public peer forward projections reflect FactSet market data consensus estimates as of April 19, 2022. Note: (1) Valuation multiples deemed as not meaningful (n.m.) when negative. 05 Firm Value / EBITDA 2023E x EBITDA CAGR 2021E - 2023E % Global Biotech Conventional AgInputs LatAm AgInputs

29 46.0% 6.8% 9.9% 6.5% 6.3% 27.3% 22.4% 10.1% 6.4% 24.8% Median 23E: 8.3% Median 23E: 24.8% Median 23E: 6.4% 1.2x 7.9x 8.0x 3.5x 2.3x 2.2x 1.5x 8.0x 2.9x 1.9x Median 23E: 8.0x Median 23E: 1.9x Median 23E: 2.9x Compelling Valuation Relative to Peers Public peer forward projections reflect FactSet market data consensus estimates as of April 19, 2022. 05 Firm Value / Revenue 2023E x Revenue CAGR 2021E - 2023E % Global Biotech Conventional AgInputs LatAm AgInputs

Transaction Overview

SUPERBAC

Transaction Summary

- **SuperBAC has entered into a Business Combination Agreement to merge with XPAC Acquisition Corp. (Nasdaq: XPAX), valuing SuperBAC at a firm value of US$ 380mn**
- **Closing expected in the second half of 2022**

Implied EV/ Net Revenue	
2022E	*1.5x*
2023E	*1.2x*
2024E	*1.0x*

Implied EV/ EBITDA	
2022E	*11.9x*
2023E	*8.8x*
2024E	*6.6x*

Valuation

	US$ mn
Firm Value[1]	380
(-) Loans and Borrowings[2]	(74)
(-) Payments due at closing to current SuperBAC shareholders[2][3]	(22)
(-) Cash and Equivalents[2]	11
Equity Value Pre-Money[4]	295
(+) Cash from Business Combination[5]	220
Equity Value Post-Money	**515**

Indicative Use of Proceeds[5]



10%
29%
14%
9%
US$220mn
19%
19%

- CAPEX
- Working Capital Needs
- Debt Restructuring
- R&D for New Products / New Markets
- Potential M&As
- Payments due at closing to current SuperBAC shareholders

Indicative Ownership Structure[5]

Shareholders	**Pre-Money**	**Post-Money**
Temasek	43.1%	20.1%
Luiz Chacon Filho (Founder)	33.8%	15.7%
Feffer Family	14.1%	6.6%
Others	9.0%	4.2%
XP Inc.	-	10.7%
Free Float	-	42.7%
Total		**100.0%**

Note: USD to BRL exchange rate of 4.7326. (1) Firm value indicated above was calculated as estimated equity value plus estimated net debt (see footnote (2) below). Equity value is currently estimated at US$295 million, calculated as described in footnote (4) below (subject to the assumptions indicated in that footnote). (2) For illustrative purposes only, net debt was estimated at US$86 million as of December 31, 2021, with payments due at closing to current SuperBAC shareholders being included within this calculation for this purpose. SuperBac is seeking to incur additional debt during 2Q 2022 and 3Q 2022 for working capital purposes in the gross amount of up to US$95 million. (3) SuperBAC currently has approximately U$22 million of payments due to current SuperBAC shareholders upon completion of the business combination. Payment of these amounts will be part of the use of proceeds. (4) Pre-transaction equity value was adjusted by (i) deducting approximately US$22 million in respect reorganization payments that shall be payable by SUPERBAC PubCo Holdings Inc. ("PubCo") at closing to certain existing SuperBAC shareholders (subject to adjustment by CDI); and (ii) deducting an indicative US$54.9 million (representing the 5.49 million XPAC shares held by XPAC assuming a US$10.00 per share price, which were acquired by the XPAC Sponsor LLC for US$25,000 prior to the initial public offering of XPAC; this deduction is calculated at closing by reference to the proportion of the unforfeited sponsor promote, as described in the business combination agreement). (5) This transaction overview information is indicative and assumes, among other things, no redemptions from XPAC's existing public shareholders and no equity or debt financings being entered in connection with the business combination.

30

Additional Transaction Terms

SUPERBAC
Nature-driven intelligence

- Equity Value of US$ 295mn[1], post promote dilution[2]
    - Permitted additional indebtedness of up to US$ 42mn[1], if needed for working capital purposes
    - Minimum cash condition of US$ 150mn[3]
- Board of Directors of 7 members
    - 2 nominated by XPAC (one independent), and the remaining 5 by Mr. Luiz Chacon (2 independents)
    - At Mr. Luiz Chacon's discretion, the Board of Directors can be increased to 9 members. In such case, 3 will be nominated by XPAC (two independents), and the remaining 6 by Mr. Luiz Chacon (1 independent)
    - Sunset provisions in line with market practice: (i) Mr. Luiz Chacon starts to lose board nomination rights if his voting power is below 25% of total voting power; (ii) XPAC reduces to one board member if its stake is below 50% of its initial stake, and loses the ability to appoint a board member if its stake is less than 25% of its initial stake
    - Mr. Luiz Chacon will have Class B shares with 10:1 voting power. Consequently, Mr. Luiz Chacon will initially have ~65% of the voting rights[4]. Class B shares will be automatically converted to Class A shares if Class B shares held by the founder decrease to below 4% of total outstanding shares
- Equity Plan (stock options) of up to 5% of total outstanding shares
    - Mr. Luiz Chacon will not be a beneficiary of the Equity Plan
- Lock-up period: (i) Sponsor: 1 year[5]; (ii) Mr. Luiz Chacon: 2 years (this lock-up does not apply to a maximum of US$ 14mn[1], to address Mr. Luiz Chacon's liquidity needs); (iii) Temasek: 6 months; (iv) Management Equity Plan participants that receive Class A shares in the Business Combination: 3 years; and (v) Other SuperBAC existing shareholders: 6 months

Note: USD to BRL exchange ratio of 4.7326. (1) Pre-transaction equity value indicated was adjusted by (i) deducting approximately US$22 million in respect reorganization payments that shall be payable by PubCo at closing to certain existing SuperBAC shareholders (subject to adjustment by CDI); and (ii) deducting an indicative US$54.9 million (representing the 5.49 million XPAC shares held by XPAC assuming a US$10.00 per share price, which were acquired by the XPAC Sponsor LLC for US$25,000 prior to the initial public offering of XPAC; this deduction is calculated at closing by reference to the proportion of the unforfeited sponsor promote, as described in the business combination agreement). (2) Subject to further adjustment for (i) excess of SuperBac transaction expenses; (ii) any post-signing increase in net debt over an agreed level not consented to by XPAC; and (iii) to reflect any minority shareholders (up to 5%) that remain at the SuperBAC Brazil level. (3) Gross of deal expenses. (4) Assuming no redemptions from XPAC's existing public shareholders and assuming no equity or debt financings being entered in connection with the business combination. (5) Or if the last reported sale price of Class A ordinary shares equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 120 days after the completion of the business combination. These additional transaction terms are indicative and assume, among other things, no redemptions from XPAC's existing public shareholders and no equity or debt financings being entered in connection with the business combination.

31

32 Appendix

33 We are Focused on Addressing Significant Global Challenges 33 33 x x x x x x x x x x x We are Focused on Contributing to the UN Sustainable Development Goals Global Supply Chain Under Pressure x Achievement of Net Zero Carbon Footprint x Sustainable Use of Natural Resources x Global challenges will require a sustainable economic model , based on positive environmental and social impacts x UN goals supported by SuperBAC’s business model

34 Definitions of non - IFRS terms • EBITDA represents net income (loss) before interest expense, provision for income taxes, depreciation and amortization. • EBITDA margin is calculated by dividing EBITDA by net revenues for the applicable period. • Adjusted EBITDA consists of net income (loss) before interest expense, provision for income taxes, depreciation and amortization, balance sheet adjustments from previous years, non - recurring items, and present value adjustments. • Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by net revenue for the applicable period.

35 SuperBAC’s Financial Projections Overview (1/3) R$ mn 2020A 2021A (1) 2022E 2023E 2024E 2025E 2026E Net Revenue 336 707 1,201 1,505 1,788 2,496 3,161 % Growth 17% 111% 70% 25% 19% 40% 27% Gross Profit 72 144 330 465 597 945 1,249 Gross Margin 22% 20% 27% 31% 33% 38% 40% Adjusted EBITDA 17 56 151 204 270 438 621 Adjusted EBITDA Margin 5% 8% 13% 14% 15% 18% 20% Cash Flow from Operations 35 164 204 301 378 % of Adjusted EBITDA 24% 80% 75% 69% 61% Free Cash Flow to Firm - 9 111 101 197 339 % Growth n.m. 91% 196% 172% As of the date of this presentation , the financial projections contained herein represent the current expectations of the management of SuperBAC regarding SuperBAC’s expected future financial performance. Note: EBITDA represents net income (loss) before interest expense, provision for income taxes, depreciation and amortization. Adjus ted EBITDA consists of net income (loss) before interest expense, provision for income taxes, depreciation and amortization, balance sheet adjustments from previous years, non - recurring items, and present value adjustments. See “Disclaimer – Statement Regarding Non - GAAP Financial Measures” on page 42. (1) 2021 numbers are not audited and, therefore, are subject to changes upon completion of audit.

36 SuperBAC’s Financial Projections Overview (2/3) 2022E 2023E 2024E 2025E 2026E Net Revenues 1,201 1,505 1,788 2,496 3,161 Crop Nutrition 1,171 1,411 1,580 1,899 2,295 % Growth 20% 12% 20% 21% Crop Protection 0 0 53 241 446 % Growth n.m n.m 357% 85% Non - agri 30 94 156 356 421 % Growth 215% 66% 128% 18% Gross Profit 330 465 597 945 1,249 Crop Nutrition 312 413 476 592 733 % Growth 29% 30% 31% 32% Crop Protection 0 0 32 144 268 % Growth n.m. 60% 60% 60% Non - agri 18 52 89 209 249 % Growth 55% 57% 59% 59% Total SG&A (179) (262) (327) (507) (628) % Growth 46% 25% 55% 24% Sales Expenses (96) (116) (131) (157) (190) G&A (64) (78) (110) (209) (285) R&D (19) (68) (86) (141) (153) Adjusted EBITDA 151 204 270 438 621 Adjusted EBITDA Margin 13% 14% 15% 18% 20% R$ mn

37 SuperBAC’s Financial Projections Overview (3/3) R$ mn 2022E 2023E 2024E 2025E 2026E Adjusted EBITDA 151 204 270 438 621 ( - ) Taxes (39) (70) (91) (146) (211) ( - ) Δ NWC (76) 30 24 9 (33) Cash Flow from Operations 35 164 204 301 378 ( - ) CAPEX and Investments (44) (53) (103) (104) (39) Cash Flow from Investments (44) (53) (103) (104) (39) Free Cash Flow to Firm (9) 111 101 197 339

38 Reconciliation of non - IFRS terms Note: EBITDA represents net income (loss) before interest expense, provision for income taxes, depreciation and amortization. Adjus ted EBITDA consists of net income (loss) before interest expense, provision for income taxes, depreciation and amortization, balance sheet adjustments from previous years, non - recurring items, and present value adjustments . See “Disclaimer – Statement Regarding Non - GAAP Financial Measures” on page 42. 2020 Accounting EBIT 22,945 Balance sheet adjustments from previous years 8,388 Non - recurring items (47,033) Present value adjustments 20,696 Depreciations and amortization 12,211 Fair Value of Property 0 Adjusted EBITDA 17,207 Adjusted EBITDA Margin 5% R$ thousands

39 Reconciliation of non - IFRS terms Note: EBITDA represents net income (loss) before interest expense, provision for income taxes, depreciation and amortization. Adjus ted EBITDA consists of net income (loss) before interest expense, provision for income taxes, depreciation and amortization, balance sheet adjustments from previous years, non - recurring items, and present value adjustments . See “Disclaimer – Statement Regarding Non - GAAP Financial Measures” on page 42. (1) 2021 numbers are not audited and, therefore, are subject to changes upon completion of audit. 2021 (1) Accounting EBIT 3 2,785 Balance sheet adjustments from previous years 10,578 Non - recurring items (1,053) Present value adjustments 31,594 Depreciations and amortization 15,900 Fair Value of Property (33,736) Adjusted EBITDA 56,068 Adjusted EBITDA Margin 8% R$ thousands

Summary of Russia-Ukraine War Impacts on Fertilizer Market

- Russia-Ukraine war has deep impacts on the global supply of mineral fertilizers
    - Combined, Russia and Belarus had provided about 40% of the world's exports of potash[1]
    - Russia also exported 11% of the world's urea, and 48% of the ammonium nitrate[1]
- SuperBAC does not currently have any significant concentration of suppliers from the region impacted by the war, and does not currently expect any significant impacts on its ability to secure raw materials in the short term
    - Less than 15% of its raw materials were shipped from Russian, Ukranian or Belarusian companies[2]
    - ~50% of its raw material came from companies headquartered in Morocco, Switzerland and US[2]
    - Remaining ~35% were supplied by Brazilian companies[2]
    - 99% of the sales previously forecasted in business plan for 2022 have already been ordered by customers and 90% of the raw materials for such orders have already been ordered by SuperBAC
- As a potential positive impact, global fertilizer scarcity can accelerate the adoption curve of biofertilizers[3]
    - For example, Bunge recently placed its first order from SuperBAC for the MAPITOBA[4] region

Note: (1) https://www.cnbc.com/2022/04/06/a-fertilizer-shortage-worsened-by-war-in-ukraine-is-driving-up-global-food-prices-and-scarcity.html#:~:text=Russia%20and%20Ukraine%20together%20export,prices%20are%20rising%20even%20more.; (2) Based on data from SuperBac for the period from January to September 2021. (3) https://www.portaldoagronegocio.com.br/agroindustria/biologicos/noticias/guerra-entre-russia-e-ucrania-pode-impulsionar-venda-de-fertilizantes-biologicos-no-brasil, https://g1.globo.com/economia/agronegocios/globo-rural/noticia/2022/04/10/procura-por-biofertilizantes-aumenta-apos-alta-de-preco-de-adubos-quimicos.ghtml. (4) MAPITOBA region is comprised of Brazilian states of Maranhão, Piauí, Tocantins and Bahia.

40

Disclaimer

This presentation (this "Presentation") is provided for informational purposes only and has been prepared by SuperBAC Biotechnology Solutions S.A. (the "Company") and XPAC Acquisition Corp. ("XPAC") to assist interested parties in making their own evaluation with respect to the potential business combination between the Company and XPAC (the "Business Combination") and must not be relied upon for any other purpose. The Business Combination will be consummated in a manner whereby SUPERBAC PubCo Holdings Inc., Cayman Islands exempted company ("PubCo") will become the publicly traded holding company.

No Offer or Solicitation

This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities, or a commitment of the Company or XPAC with respect to any of the foregoing, and this Presentation shall not form the basis of any contract. This Presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Representation or Warranty

This Presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate the Company or a possible investment decision with respect to the Business Combination. The recipient agrees and acknowledges that this Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representations or warranties, express or implied, is or will be given by XPAC or the Company or any of their affiliates, directors, officers, employees or advisers or any other person as to the value that may be realized in connection with the Business Combination, the legal, regulatory, tax, financial, accounting or other effects of the Business Combination or the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Any information, data or statistics on past performance or modeling contained herein is not an indication as to future performance. XPAC and the Company assume no obligation to update the information in this Presentation. Recipients of this Presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Industry and Market Data

Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Although all such information has been obtained from sources believed to be reliable and are included in good faith, neither XPAC nor the Company has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. Accordingly, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of such data. Recipients are cautioned not to place undue weight on such information.

Forward Looking Statements

Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions.

Many actual events and circumstances are beyond the control of the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to, statements regarding XPAC's, the Company's, and PubCo's estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to product development, commercialization, commercial models, business growth and expansion, as well as discussion of the Company's business plan in general, potential benefits of the transaction, potential financings to be obtained by the Company in the ordinary course of business or any equity or debt financings to be obtained in connection with the business combination and the satisfaction of conditions to closing of the business combination, including the minimum cash condition. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors along with those factors discussed in XPAC's final prospectus that forms a part of XPAC's Registration Statement on Form S-1 (Reg No. 333-256097), which was filed with the SEC pursuant to Rule 424(b)(4) on August 2, 2021 (the "Prospectus") and XPAC's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 30, 2021, in each case, under the heading "Risk Factors," and other documents that XPAC has filed, or will file, with the U.S. Securities and Exchange Commission (the "SEC"). There may be additional risks that neither XPAC nor the Company presently know or that XPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XPAC's and the Company's expectations, plans or forecasts of future events and views as of the date of this Presentation. XPAC and the Company anticipate that subsequent events and developments will cause XPAC's and the Company's assessments to change. However, while XPAC and the Company may elect to update these forward-looking statements at some point in the future, XPAC and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing XPAC's and the Company's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Projections

This Presentation contains certain financial forecasts, including sales volume, projected revenue, net revenue, gross profit, adjusted EBITDA, net income, capex, net debt (and growth rates and ratios derived therefrom). The Company's independent auditors have not studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, no independent auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of XPAC's and the Company's control. While all financial projections, estimates and targets are necessarily speculative, XPAC and the Company believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

41

Disclaimer (Continued)

Presentation of Financial Data
The financial information and data contained this Presentation has not been audited in accordance with PCAOB standards and may not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by XPAC, the Company, any successor entity, with the SEC.

Certain historical financial data of the Company included in this Presentation has been derived based on the Company's audited financial statements for the year ended December 31, 2020 and unaudited financial statements for the year ended December 31, 2021, which were prepared in accordance with the accounting principles generally accepted in Brazil ("Brazilian GAAP"), and are subject to an update based on an ongoing audit in accordance with PCAOB standards. In addition, certain other financial data of the Company included in this Presentation is based and the Company's internal management accounts that have not been reviewed or audited and are subject to further review and updates.

Statement Regarding Non-GAAP Financial Measures
Certain financial measures in this Presentation are not calculated pursuant to U.S. Generally Accepted Accounting Principles ("GAAP") or International Financial Reporting Standards ("IFRS"). These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP or IFRS. There are a number of limitations related to the use of these non-GAAP financial measures as compared to their nearest GAAP or IFRS equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non-GAAP financial measures herein as tools for comparison. You should review each of XPAC's and the Company's audited financial statements in accordance with GAAP or IFRS and should not rely on any single financial measure as part of your evaluation. This Presentation contains an explanation of how the Company calculates the non-GAAP measures presented herein, as well as a reconciliation of historical non-GAAP measures to their most directly comparable measures calculated under Brazilian GAAP.

This Presentation also includes certain projections of non-GAAP measures. Due to the high variability, uncertainty and inherent difficulty of making accurate forecasts and projections, including predicting the occurrence and financial impact of certain adjustments, and the periods in which such adjustments may be recognized, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, the Company is not providing a reconciliation of its projected EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Net Debt and Net Debt to Adjusted EBITDA or any other projected or forward-looking non-GAAP measures to the most directly comparable measure prepared in accordance with GAAP. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

Additional Information About the Proposed Business Combination and Where to Find It
Additional information about the proposed Business Combination will be provided in a Current Report on Form 8-K to be filed by XPAC with the SEC. The proposed business combination will be submitted to the shareholders of XPAC for their consideration. PubCo intends to file a Registration Statement on Form F-4 (the "Registration Statement") with the SEC which will include preliminary and definitive proxy statements to be distributed to XPAC's shareholders in connection with XPAC's solicitation for proxies for the vote by XPAC's shareholders in connection with the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed business combination. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. After the Registration Statement has been filed and declared effective, XPAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. XPAC's shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, and documents incorporated by reference therein filed in connection with XPAC's solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transaction, because these documents will contain important information about XPAC, SuperBac and PubCo and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by XPAC, without charge, at the SEC's website located at www.sec.gov or by written request sent to 55 West 46th Street, 30th Floor, New York, NY 10036.

The information in this Presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced herein, may not comply in certain respects with SEC rules. As a result, the information in the Registration Statement may differ from this Presentation in order to comply with SEC rules. The Registration Statement will include substantial additional information about the Company and its business that is not contained in this Presentation. Once filed, the information about the Company and its business in the Registration Statement will supersede the information included in this Presentation.

Participants in the Solicitation
XPAC, the Company, PubCo and certain of their respective directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitations of proxies from XPAC's shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of XPAC's shareholders in connection with the proposed Business Combination will be set forth in XPAC's proxy statement/prospectus when it is filed with the SEC. You can find more information about XPAC's directors and executive officers, and their respective interests in XPAC, in the Prospectus. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Trademarks
XPAC and the Company own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third-parties, which are the property of their respective owners. The use or display of third-parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with XPAC or the Company, or an endorsement or sponsorship by or of XPAC or the Company. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate in any way that XPAC or the Company will not assert to the fullest extent under applicable law their respective rights or the rights of the applicable licensor(s) to these trademarks, service marks, trade names and copyrights.

42

Risk Factors

The risks presented below are certain of the general risks related to SuperBac Biotechnology Solutions S.A. ("SuperBAC"), XPAC Acquisition Corp. ("XPAC") and the proposed business combination between SuperBAC and XPAC (the "Business Combination"), and such list is not exhaustive. You should carefully consider these risks and uncertainties, and should carry out your own evaluation and consult with your own financial and legal advisors concerning the risks and suitability of XPAC's securities, an investment in SuperBAC or PubCo (as defined below) and the Business Combination. Risks relating to the business of SuperBAC will be disclosed in future documents filed or furnished by SuperBAC and XPAC with the U.S. Securities and Exchange Commission ("SEC"), including the documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of SuperBAC and XPAC and the Business Combination, and may differ significantly from, and be more extensive than, those presented below. The Business Combination will be consummated in a manner whereby SUPERBAC PubCo Holdings Inc., Cayman Islands exempted company ("PubCo") will become the publicly traded holding company. As used herein, "our" refers to SuperBAC and its subsidiaries.

Risks Related to SuperBAC's Business, Industry, Financial Condition, and Results of Operations

- The extent to which the COVID-19 pandemic and measures taken in response thereto impact our business, financial condition, results of operations and prospects will depend on future developments, which are highly uncertain and are difficult to predict.
- Our prior success in developing and commercializing our crop nutrition solutions using our biotech platform may not be indicative of our ability to successfully develop and commercialize other biologically-based solutions for use in other industries
- Our revenues are primarily derived from our agribusiness segment, and any downturn in the Brazilian agricultural industry could adversely affect us.
- Fluctuations in the prices of raw materials used to manufacture our biologically-based solutions may affect our cost structure, gross margin and ability to compete.
- We are subject to the effects of inherent seasonality in the agricultural industry and the result impacts on our working capital and mismatch of cash flows.
- Our ability to execute our business plan would be impaired if the market for biologically-based solutions does not develop as anticipated.
- Our failure to accurately forecast the size and growth potential of, and demand for our solutions in, our target markets could adversely affect us.
- The development cycles and sales cycles for our solutions are lengthy, which could delay revenue generation from new solutions.
- We may not be successful in using our biotech platform to develop new, marketable solutions.
- We may direct our limited resources toward product candidates that prove to be less profitable or successful than others that we did not pursue.
- The market, including customers and potential investors, may be skeptical of the viability and benefits of our biologically-based solutions.
- If we are unable to manage our growth and expand our operations successfully, our reputation and brand may be damaged, and our business and results of operations may be harmed.
- We have not entered into long term or definitive agreements with our customers, and our business, financial condition and results of operations may be adversely affected if our customers choose not to source their requirements from us.
- Our intellectual property rights may not adequately protect our business or provide us with a competitive advantage.
- Trade secrets can be difficult to protect and enforce, and our inability to do so could adversely affect our competitive position.
- Our commercial success may be influenced by the supply and price of the raw materials we use to produce our biologically based solutions relative to petroleum and other intermediate and basic chemicals used by our competitors to produce traditional synthetic chemicals.
- The failure of our raw material suppliers to perform their obligations under supply agreements, or our inability to replace or renew these agreements when they expire, could increase our cost for these materials, interrupt production or otherwise adversely affect our results of operations.
- Our manufacturing operations are critical to our business and any shutdown of our manufacturing facilities may have an adverse effect on our business, results of operations and financial condition.
- Expansion and refurbishment of our facilities, the construction of new facilities and the development and implementation of new manufacturing processes involve significant risks.
- We expect to face intense competition for the solutions we intend to develop, often from larger companies with greater resources and experience than us, which could negatively impact our results of operations, both in the short term and the longer term, and market share.
- We may not be able to raise sufficient funds to implement our business plan, fund our working capital, fund our projects, renew our existing lines of credit or access new financing facilities on attractive terms, which could have a material adverse effect on us.
- Our inability to meet our financial liabilities and comply with our covenants may adversely affect our results and business.
- Our performance depends on our ability to attract and retain qualified personnel.
- We have entered into and anticipate entering into non-binding letters of intent, memoranda of understanding, term sheets and other arrangements with potential industry partners and if such arrangements do not lead to definitive agreements in a timely manner and on terms favorable to us, our business will be adversely affected.

43

Risk Factors (Continued)

- We are subject to anti-corruption, anti-bribery, anti-money laundering, and similar laws and non-compliance with such laws can subject us to criminal or civil liability and harm our business, financial condition and results of operations.
- We may become subject to lawsuits or indemnity claims in the ordinary course of business, which could materially and adversely affect our business and results of operations.
- We may be held liable for the labor, tax social security and other obligations of third parties.
- We may not be able to obtain, or may experience significant delays or costs in obtaining, regulatory approval for our biotechnology-based solutions and even if approvals are obtained, complying on an on-going basis with numerous regulatory requirements will be time-consuming and costly.
- We may incur significant costs to comply with environmental laws and regulations, and failure to comply with these laws and regulations could expose us to significant liabilities.
- Theft, loss, or misuse of personal data about our employees, customers, or other third parties could increase our expenses, damage our reputation, or result in legal or regulatory proceedings
- We face risks related to cybersecurity threats and incidents, as well as significant disruptions of our information technology systems or data security incidents that could result in significant financial, legal, regulatory, business and reputational harm.
- Significant disruptions of information technology systems or breaches of data security could adversely affect our business.
- Any failures in our risk management and internal reporting systems, policies and procedures can expose us to unexpected or unforeseen risks, which could adversely affect our business.
- Our insurance coverage may be inadequate to cover all the liabilities we may incur.
- Exchange rate instability may have adverse effects on our business and the trading price of PubCo shares.
- Climate change may impact the availability of our facilities and, in addition, we may incur substantial costs to comply with climate change legislation and related regulatory initiatives.

Risks Relating to Brazil

- Brazil has experienced, and may continue to experience, adverse economic or political conditions that may impact our business, financial condition and results of operations.
- The Brazilian federal government has exercised, and continues to exercise, significant influence over the Brazilian economy. This influence, as well as Brazil's political and economic conditions, could harm us and the price of the PubCo shares.
- The ongoing economic uncertainty and political instability in Brazil, including as a result of ongoing corruption investigations, may harm us and the price of the PubCo shares.
- Developments and the perceptions of risks in other countries, including other emerging markets, the United States and Europe, may harm the Brazilian economy and the price of the PubCo shares.
- Inflation and certain government measures to curb inflation may adversely affect the Brazilian economy and capital markets, and as a result, harm our business and the price of the PubCo shares.
- Any further downgrading of Brazil's credit rating could reduce the trading price of the PubCo shares.

Risks Relating to PubCo

- The requirements of being a public company may strain our resources, divert management's attention and affect our ability to attract and retain qualified board members.
- PubCo may not be able to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Business Combination is consummated.
- Our founder and CEO, Luiz Chacon, will have considerable influence over important corporate matters following the completion of the Business Combination as a result of PubCo's dual class voting structure, which may result in PubCo taking certain actions that other shareholders may not view as beneficial.
- The departure or loss of significant influence of our founder and CEO, Luiz Chacon, would be detrimental to PubCo's business and adversely affect PubCo's ability to execute its business strategies and continue to grow.
- PubCo could lose its foreign private issuer status, which would require it to comply with the Exchange Act's domestic reporting regime and cause t to incur significant legal, accounting and other expenses.
- As a foreign private issuer and "controlled company" within the meaning of the Nasdaq stock exchange rules, PubCo is permitted to, and it will, rely on exemptions from certain corporate governance standards, which may afford less protection to holders of the Class A ordinary shares.
- PubCo is an "emerging growth company," and the reduced disclosure requirements applicable to emerging growth companies may make PubCo's Class A ordinary shares less attractive to investors.
- There will be differences between your current rights as a holder of XPAC Ordinary Shares and the rights you will have as a holder of PubCo shares, some of which may adversely affect you.
- Upon completion of the Business Combination, XPAC shareholders will become PubCo shareholders, XPAC warrant holders will become holders of PubCo warrants and the market price for the PubCo Shares may be affected by factors different from those that historically have affected XPAC.
- The PubCo warrants will become exercisable for PubCo shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to its shareholders.

44

Risk Factors (Continued)

- If securities or industry analysts do not publish research, publish inaccurate or unfavorable research or cease publishing research about PubCo, its share price and trading volume could decline significantly.
- Future resales of PubCo shares may cause the market price of the PubCo shares to drop significantly, even if PubCo's business is doing well.
- Future issuances of any equity securities may dilute the interests of XPAC shareholders and decrease the trading price of PubCo shares.
- A market for PubCo Shares may not develop, which would adversely affect the liquidity and price of PubCo shares.
- You may face difficulties in protecting your interests, and your ability to protect your rights through U.S. courts may be limited, because PubCo is incorporated under the laws of the Cayman Islands, PubCo conducts substantially all of its operations, and a majority of its directors and executive officers reside, outside of the United States.
- It is not expected that PubCo will pay dividends in the foreseeable future after the Business Combination.
- The only principal asset of the combined company following the Business Combination will be its interest in SuperBAC and accordingly, it will depend on distributions from SuperBAC to pay taxes and expenses.
- We have granted in the past, and PubCo will also grant in the future, share incentives, which may result in increased share-based compensation expenses.
- If the PubCo shares or the PubCo warrants are not eligible for deposit and clearing within the facilities of the Depository Trust Company, then transactions in the PubCo shares or the PubCo warrants may be disrupted.
- The listing of PubCo securities on Nasdaq will not benefit from the process undertaken in connection with an underwritten initial public offering.
- Following the Business Combination, anti-takeover provisions contained in PubCo's governing documents could impair a takeover attempt.

Risks Related to XPAC and the Business Combination

- There are material risks to unaffiliated investors presented by taking SuperBAC public through a business combination rather than through an underwritten offering.
- Directors of XPAC have potential conflicts of interest in recommending that its shareholders vote in favor of approval of the Business Combination.
- XPAC's initial stockholders, officers and directors may agree to vote in favor of the Business Combination, regardless of how its public shareholders vote.
- XPAC's warrants are accounted for as derivative liabilities and the changes in value of XPAC's derivative liabilities could have a material effect on XPAC's financial results.
- XPAC and, following the Business Combination, SuperBAC, may face litigation and other risks as a result of any material weaknesses that may be identified in XPAC's internal control over financial reporting.
- The combined company may invest or spend the proceeds of the Business Combination in ways with which the investors may not agree or in ways which may not yield a return.
- Each of XPAC and SuperBAC have incurred and will incur substantial costs in connection with the Business Combination, such as legal, accounting, consulting, and others advisory fees, and may incur fees in connection with any financing transactions which will be paid out of the proceeds of the Business Combination.
- The ability of XPAC's public shareholders to exercise redemption rights with respect to a large number of shares could deplete XPAC's trust account prior to the Business Combination and thereby diminish the amount of working capital of the combined company.
- Subsequent to the consummation of the Business Combination, the combined company may be required to take write downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and share price, which could cause you to lose some or all of your investment.
- Uncertainty about the effect of the Business Combination may affect SuperBAC's ability to retain key employees and integrate management structures and may materially impact the management, strategy, and results of its operation as a combined company.
- Neither the XPAC board of directors nor any committee thereof obtained a third-party, including a minimum cash condition valuation in determining whether or not to pursue the Business Combination.
- The consummation of the Business Combination is subject to a number of conditions, including a minimum cash condition which can be satisfied by amounts in the XPAC trust account and the proceeds of any financings entered into connection with the business combination. If those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed.
- Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.
- Changes to the proposed structure of the Business Combination may be required as a result of applicable laws or regulations.
- SuperBAC will incur significant expenses as a result of being a public company, which could materially adversely affect SuperBAC's business, results of operations, and financial condition.
- XPAC and SuperBAC will be subject to business uncertainties and contractual restrictions while the Business Combination is pending, and such uncertainty could have a material adverse effect on XPAC's and SuperBAC's business, financial condition, and results of operations.
- XPAC does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for XPAC to complete its initial business combination with which a substantial majority of its stockholders or warrant holders do not agree.
- The ability of XPAC, SuperBAC and the other parties to the Business Combination Agreement to consummate the Business Combination may be adversely affected by the COVID-19 pandemic and the status of equity and debt markets.
- Past performance by entities affiliated with XPAC or its sponsor, including the XPAC management team, may not be indicative of the future performance of XPAC's Business Combination with SuperBAC.

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